U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 9, 2006


                            WORLDSTAR ENERGY, CORP.
                            -----------------------
           (Name of small business issuer as specified in its charter)

      NEVADA                          0-27229                   88-0409163
      ------                          -------                   ----------
(State or other jurisdiction       (Commission            (I.R.S. Employer
    of incorporation)              File Number)             Identification No.)

    4181 Norfolk Ave., Burnaby, BC                V6C 3A6
    ------------------------------                -------
(Address of principal executive offices)         (Zip code)

        Registrant's telephone number, including area code (604)434-5256


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant.

On May 9, 2006, the Board of Directors of the Company approved the appointment of Telford Sadovnick PLLC ("Telford"), as our new independent auditors effective that date, and the termination of Dohan and Company, CPA's, P.A. ("Dohan") of Miami, Florida ("Dohan") as the principal accountant engaged to audit the Company's financial statements.

The change in the Company's certifying accountant was due to the Dohan not standing for re-appointment. During the year ended December 31, 2004, and from the date of appointment of Dohan as the Company's independent accountant on February 28, 2005, and through the date of this report,

     (i) there were no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K, and
     (ii) we did not, and nobody on our behalf has, consulted Telford regarding any of the accounting and auditing matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The report of Dohan on our financial statements for the year ended December 31, 2004, did not contain an adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph regarding our ability to continue as a going concern. The change of Dohan was effective as of May 1, 2006, and was approved by our director, and was not due to any disagreement between us and Dohan.

During the year ended December 31, 2004, and from the date of appointment of Dohan as the Company's independent accountant on February 28, 2005, and the subsequent interim periods preceding Dohan's dismissal, there were no disagreements with Dohan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Dohan's, would have caused Dohan to make reference to the subject matter of the disagreement in connection with its report. We have authorized Dohan to respond fully to any subject matter with respect to our financial statements.

We have not been advised by Dohan of any of the following:

a) lack of internal controls necessary for us to develop reliable financial statements;

b) any information that has come to the attention of our independent accountants that has lead them to no longer rely on management's representations or that has made them unwilling to be associated with the financial statements prepared by management;

c) any need to expand significantly the scope of their audit or information that has come to their attention during the fiscal years prior to and preceding the change in independent accountants that, if further investigated, would:

     (i) materially impact the fairness or reliability of the previously issued independent accountants' report or the financial statements issued or covering such period; or
     (ii) cause Dohan to become unwilling to rely on management's representations or that has made them unwilling to be associated with our financial statements, or due to the dismissal of Dohan or any other reason, Dohan did not so expand the scope of the audit or conduct such further investigation; or

d) any information that has come to the attention of Dohan that has lead them to conclude that such information materially impacts the fairness or reliability of the audit reports or the financial statements issued covering the two fiscal years prior to and preceding the change in the independent accountants (including information that, unless resolved, to the satisfaction of such independent accountant, would prevent it from rendering an unqualified audit report on those financial statements ) and due to the dismissal of Dohan or any other reason, any issue has not been resolved to such independent accountants satisfaction prior to the dismissal of Dohan.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number    Descriptions

 16.1 Letter from Dohan and Company dated May 10, 2006 regarding change in certifying accountant


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    May 16, 2006           By: /s/ MICHAEL KINLEY
                                   ------------------------------
                                        Michael Kinley, President